UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934

                         Date of report: August 23, 2004
                        (Date of earliest event reported)

                        Commission file number 000-26213

                                 ROOMLINX, INC.
                       (Formerly Arc Communications, Inc.)
             (Exact Name of Registrant as specified in its charter)



               Nevada                                  83-0401552
             ----------                         ----------------------
      (State of Incorporation)                 (IRS Identification No.)


                         401 Hackensack Avenue 3rd Floor
                              Hackensack, NJ 07601
                                 (201) 525-1777

         (REGISTRANT'S ADDRESS, INCLUDING ZIP CODE AND TELEPHONE NUMBER)

Item 8.01. Other Events

On August 23, 2004, the Company issued a press release announcing that its ticker symbol was changed by NASDAQ to "RMLX" as a result of the Company's name change in connection with the merger of Arc Communications, Inc. and RoomLinX, Inc. that closed on June 28, 2004.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable

(b) Pro Forma Financial Information.

Not applicable

(c) Exhibits.

Exhibit Number                Description

    99.1           Press Release of RoomLinX, Inc. dated
                   August 23, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RoomLinX, Inc.
                                         --------------
                                          (Registrant)


                                  By: /s/ Aaron Dobrinsky
                                      -----------------------
                                      Aaron Dobrinsky
                                      Chief Executive Officer

Date: August 26, 2004

                                  EXHIBIT INDEX

     Exhibit      Description
     -------      -----------

       99.1       Press Release of RoomLinX, Inc. dated August 23, 2004.